Exhibit 99.2

Second Quarter 2015

Supplemental Analyst Package

Contact:
Investor Relations
704-496-2571
Investor.Relations@CampusCrest.com

SECOND QUARTER 2015

SUPPLEMENTAL ANALYST PACKAGE

TABLE OF CONTENTS

Financial Highlights	3

Condensed Consolidated Balance Sheets	4

Condensed Consolidated Statements of	5

Reconciliation of Net Income (Loss) Attributable to Common Stockholders to FFO, FFOA and Net Operating Income	6 - 7

Wholly Owned Grove Property Results of Operations	8

Quarterly Wholly Owned Grove Property Results of Operations	9

Same Store Wholly Owned Property Operating Expenses	10

Copper Beech Property Results of Operations	11

HSRE and Beaumont Joint Venture Property Results of Operations	12

Capital Structure as of June 30, 2015	13

Outstanding Debt and Maturity Schedule	14

Outstanding Debt and Maturity Schedule - Joint Venture	15

Portfolio Overview and Occupancy	16 - 18

Investor Information	19

Forward-Looking Statements	20

CAMPUS CREST COMMUNITIES

FINANCIAL HIGHLIGHTS (unaudited)
(in $000s, except per share and per bed data)

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	$ Change	% Change	2015	2014	$ Change	% Change

Total revenues	$45,679	$24,990	$20,690	82.8%	$86,008	$49,701	$36,308	73.1%
NOI	$25,524	$13,916	$11,608	83.4%	$48,420	$27,911	$20,509	73.5%
Net income (loss) attributable to common stockholders [1,2]	$(16,100)	$(3,454)	$(12,646)	n/a	$(6,310)	$(5,441)	$(868)	n/a
Net income (loss) per share - basic[3]	$(0.25)	$(0.05)	$(0.20)	n/a	$(0.10)	$(0.08)	$(0.02)	n/a
FFO	$7,124	$10,718	$(3,594)	(33.5)%	$10,148	$22,741	$(12,593)	(55.4)%
FFO per share - basic[3]	$0.11	$0.17	$(0.06)	(35.3)%	$0.16	$0.35	$(0.19)	(54.3)%
FFOA	$6,295	$9,039	$(2,744)	(30.4)%	$12,607	$18,954	$(6,347)	(33.5)%
FFOA per share - basic[3]	$0.10	$0.14	$(0.04)	(30.5)%	$0.19	$0.29	$(0.10)	(32.8)%

Debt to total market capitalization	62.2%	42.3%	n/a	19.9%	62.2%	42.3%	n/a	19.9%

Operating Statistics

Wholly Owned - Grove
Total RevPOB [4]	$555	$524	$31	6.0%	$551	$525	$25	4.9%
Average Physical Occupancy [5]	88.2%	90.0%	n/a	(1.9)%	88.7%	90.1%	n/a	(1.4)%

Wholly Owned - Copper Beech
Total RevPOB [4]	$491	$489	$2	0.4%	$489	$487	$2	0.3%
Average Physical Occupancy [5]	92.0%	89.2%	n/a	2.7%	3.9%	0.0%	n/a	3.9%

[1]For the three months ended June 30, 2015 and 2014, results include certain equity in earnings (losses) in unconsolidated entities, severance, transaction costs and write offs of other corporate assets.

[2]For the three months ended June 30, 2015 and 2014, includes results from the Company’s investment in Copper Beech. The Company made its initial investment in Copper Beech on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that enabled the Company to acquire a 67% ownership interest in 28 operating properties, while deferring ownership in 7 properties until the Company exercises future purchase options. On August 18, 2014, the Company elected to not exercise the first purchase option and reverted to a 48% ownership interest in 35 operating properties. On January 30, 2015, the Company completed the initial closing of the Copper Beech transaction. As of June 30, 2015, the Company held a 100% interest in 29 Copper Beech properties and partial interest in 5 Copper Beech properties.

[3]For the period ended June 30, 2015, shares issuable upon settlement of the exchange feature of the Exchangeable Senior notes were anti-dilutive and were not included in the computation of earnings per share.

[4]Total revenue per occupied bed includes rental and service revenues.
[5]Average monthly occupancy.

CAMPUS CREST COMMUNITIES

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in $000s)

	June 30,	December 31,
	2015	2014

Assets
Investment in real estate, net:
Student housing properties[1]	$1,553,782	$935,962
Accumulated depreciation	(150,912)	(128,121)
Land and properties held for sale[2]	15,019	37,163
Land held for investment[3]	7,413	7,413
Investment in real estate, net	1,425,302	852,417
Investment in unconsolidated entities[1]	87,730	259,740
Cash and cash equivalents	15,679	15,240
Restricted cash[4]	17,411	5,429
Student receivables, net	2,070	1,587
Cost and earnings in excess of construction billings	-	3,887
Intangible assets, net	9,315	-
Other assets	32,823	35,742
Total assets	$1,590,330	$1,174,042

Liabilities and equity
Liabilities:
Mortgage and construction loans	$600,750	$300,673
Line of credit and other debt	367,680	317,746
Accounts payable and accrued expenses	28,621	53,816
Construction billings in excess of cost and earnings	-	481
Other liabilities	35,025	22,092
Total liabilities	1,032,076	694,808
Equity:
Preferred stock	$61	$61
Common stock	648	648
Additional common and preferred paid-in capital	781,280	773,998
Accumulated deficit and distributions	(301,776)	(301,566)
Accumulated other comprehensive loss	(3,090)	(2,616)
Total stockholders' equity	477,123	470,525
Noncontrolling interests	81,131	8,709
Total equity	558,254	479,234
Total liabilities and equity	$1,590,330	$1,174,042

[1] As of June 30, 2015, the Company's 100% interest in 29 Copper Beech properties (and Copper Beech at Ames), pursuant to the closing of the Copper Beech transaction, is included in "Student housing properties." In prior periods, the Company's investment in these properties was included in "Investment in unconsolidated entities."

2 As of June 30, 2015, includes four land parcels and one property that the Company intends to divest.
3 As of June 30, 2015, includes six strategically held land parcels that could be used for the development of phase two properties, with an aggregate bed count ranging from approximately 1,000 to 1,500.
[4] Restricted cash includes escrow accounts held by lenders for the purpose of paying taxes, insurance and funding capital improvements.

CAMPUS CREST COMMUNITIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in $000s, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2015	2014	$ Change	2015	2014	$ Change

Revenues:
Student housing rental	$43,722	$23,637	$20,085	$82,512	$47,272	$35,240
Student housing services	1,745	1,026	720	3,055	1,999	1,056
Property management services	212	327	(115)	441	430	12
Total revenues	45,679	24,990	20,690	86,008	49,701	36,308
Operating expenses:
Student housing operations	19,943	10,747	9,197	37,147	21,360	15,788
General and administrative	10,423	3,649	6,773	18,461	7,155	11,305
Severance[1]	62	-	62	570	-	570
Write-off of other assets	597	-	597	1,366	-	1,366
Transaction costs[2]	1,640	1,460	180	3,132	2,045	1,087
Ground leases	120	120	(0)	240	237	4
Depreciation and amortization	27,861	7,253	20,608	47,617	14,233	33,384
Total operating expenses	60,646	23,229	37,417	108,533	45,030	63,502
Equity in earnings (loss) of unconsolidated entities[3,4]	790	(891)	1,681	(1,359)	(572)	(787)
Operating income (loss)	(14,177)	870	(15,047)	(23,884)	4,099	(27,984)
Nonoperating income (expense):
Interest expense, net	(9,270)	(2,950)	(6,320)	(17,058)	(6,326)	(10,731)
Gain on purchase of Copper Beech[5]	6,393	-	6,393	28,035	-	28,035
Gain on sale of assets[6]	-	-	-	7,748	-	7,748
Other income (expense)	4	104	(100)	(51)	170	(221)
Total nonoperating expense, net	(2,873)	(2,846)	(27)	18,674	(6,156)	24,830
Net income (loss) before income tax benefit (expense)	(17,050)	(1,976)	(15,074)	(5,210)	(2,057)	(3,153)
Income tax benefit (expense)	0	210	(210)	0	400	(400)
Income (loss) from continuing operations	(17,050)	(1,766)	(15,286)	(5,210)	(1,657)	(3,554)
Income (loss) from discontinued operations[7]	-	1,374	(1,374)	(1,157)	2,313	(3,470)
Net income (loss)	(17,050)	(392)	(16,659)	(6,367)	656	(7,023)
Less: Dividends on preferred stock	3,050	3,050	-	6,100	6,100	-
Less: Net income or (loss) attributable to noncontrolling interests	(4,000)	12	(4,012)	(6,157)	(3)	(6,153)
Net income (loss) attributable to common stockholders	$(16,100)	$(3,454)	$(12,646)	$(6,310)	$(5,441)	$(868)

Per share data - basic
Income (loss) from continuing operations attributable to common stockholders	$(0.25)	$(0.07)		$(0.08)	$(0.12)
Income (loss) from discontinued operations attributable to common stockholders	-	$0.02		$(0.02)	$0.04
Net income (loss) per share attributable to common stockholders	$(0.25)	$(0.05)		$(0.10)	$(0.08)

Weighted average common shares outstanding:
Basic and diluted	64,741	64,681		64,737	64,588

[1]For the three months ended June 30, 2015, severance includes termination benefits for former executives in connection with the Company's strategic repositioning.
[2]Transaction costs were $1.6 million for the three months ended June 30, 2015, primarily attributable to consents, professional fees and other related costs totaling $1.6 million related to the Copper Beech acquisition. Transaction costs were $3.1 million for the six months ended June 30, 2015, primarily attributable to consents, professional fees and other related costs totaling $2.8 million related to the Copper Beech acquisition, with the remaining $0.3 million related to various other costs associated with the Montreal transaction and the Company's strategic alternative process.

[3]For the six months ended June 30, 2015 and 2014, includes results from the Company’s investment in Copper Beech. The Company made its initial investment in Copper Beech on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that enabled the Company to acquire a 67% ownership interest in 28 operating properties, while deferring ownership in 7 properties until the Company exercises future purchase options. On August 18, 2014, the Company elected to not exercise the first purchase option and reverted to a 48% interest ownership interest in 35 operating properties. On January 30, 2015, the Company completed the initial closing of the Copper Beech transaction. As of March 31, 2015, the Company held a 100% interest in 29 Copper Beech properties and partial interest in 5 Copper Beech properties.

[4]For the three months and six months ended June 30, 2015, $1.1 million and $2.6 million equity in losses of unconsolidated entities were contributed from the Montreal operations, respectively.
[5]For the three months ended June 30, 2015, a preliminary gain of $6.4 million was recognized in connection with the Second Copper Beech Closing, a business combination in which the Company acquired a 100% interest in two additional Copper Beech properties, with the transaction closing on April 30, 2015.

6In connection with the previously announced strategic repositioning, the Company recognized a $3.1 million gain from the sale of a portfolio of six undeveloped land parcels in 1Q 2015. The Company also recognized a $4.6 million gain from the sale of The Grove at Lawrence, Kansas and The Grove at Conway, Arkansas.

[7]For the six months ended June 30, 2015, the Company recorded expenses of $1.2 million due to the wind down of its construction and development operations. No construction and development revenues were recorded during the three months ended June 30, 2015. For the three months ended June 30, 2014, the Company recorded revenue from its construction and development operations of $10.3 million and expenses of $8.9 million resulting in income of $1.4 million.

CAMPUS CREST COMMUNITIES

RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS TO FUNDS FROM OPERATIONS ("FFO") & FUNDS FROM OPERATIONS ADJUSTED ("FFOA") (unaudited)
(in $000s, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2015	2014	$ Change	2015	2014	$ Change

Net income (loss) attributable to common stockholders	$(16,100)	$(3,454)	$(12,646)	$(6,310)	$(5,441)	$(868)
Real estate related depreciation and amortization	26,942	6,908	20,034	46,196	13,585	32,611
Real estate related depreciation and amortization - unconsolidated entities	2,675	7,264	(4,589)	6,045	14,597	(8,552)
Gain on sale of assets[1]	-	-	-	(7,748)	-	(7,748)
Gain on purchase of Copper Beech[2]	(6,393)	-	(6,393)	(28,035)	-	(28,035)
FFO available to common shares	7,124	10,718	(3,596)	10,148	22,741	(12,595)
Elimination of the following:
Transaction costs[3]	1,640	1,460	180	3,132	2,045	1,087
Write-off of other assets	597	-	597	1,366	-	1,366
Severance	62	-	62	570	-	570
Discontinued operations[4]	-	(1,374)	1,374	1,157	(2,313)	3,470
FV adjustment of CB debt[5]	(3,128)	(1,765)	(1,364)	(3,766)	(3,519)	(247)
Funds from operations adjusted (FFOA) available to common shares	$6,295	$9,039	$(2,745)	$12,607	$18,954	$(6,348)

FFO per share - basic	$0.11	$0.17	$(0.06)	$0.16	$0.35	$(0.19)
FFOA per share - basic	$0.10	$0.14	$(0.04)	$0.19	$0.29	$(0.10)

Weighted average common shares - basic	64,741	64,681		64,737	64,588

1In connection with the previously announced strategic repositioning the Company recognized a $3.1 million gain from the sale of a portfolio of six undeveloped land parcels in 1Q 2015. The Company also recognized a $4.6 million gain from the sale of The Grove at Lawrence, Kansas and The Grove at Conway, Arkansas.

[2]For the three months ended June 30, 2015, a preliminary gain of $6.4 million was recognized in connection with the Second CB Closing, a business combination in which the Company acquired a 100% interest in two additional Copper Beech properties, with the transaction closing on April 30, 2015.

[3]Transaction costs were $1.6 million for the three months ended June 30, 2015, primarily attributable to consents, professional fees and other related costs totaling $1.6 million related to the Copper Beech acquisition. Transaction costs were $3.1 million for the six months ended June 30, 2015, primarily attributable to consents, professional fees and other related costs totaling $2.8 million related to the Copper Beech acquisition, with the remaining $0.3 million related to various other costs associated with the Montreal transaction and the Company's strategic alternative process.

[4]For the six months ended June 30, 2015, the Company recorded expenses of $1.2 million due to the wind down of its construction and development operations. No construction and development revenues were recorded during the three months ended June 30, 2015. For the three months ended June 30, 2014, the Company recorded revenue from its construction and development operations of $10.3 million and expenses of $8.9 million resulting in income of $1.4 million.

[5]Includes the Company's proportionate share of non-cash fair value debt and other purchase accounting adjustments in its investment in Copper Beech accounted for under the equity method, as well as the fair value of debt adjustments for those Copper Beech properties consolidated during the six months ended June 30, 2015.

CAMPUS CREST COMMUNITIES

RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS TO NET OPERATING INCOME ("NOI") (unaudited)
(in $000s, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015[1]	2014[1]	2015[1]	2014[1]

Net income (loss) attributable to common stockholders	$(16,100)	$(3,454)	$(6,310)	$(5,441)
Net loss attributable to noncontrolling interests	(4,000)	12	(6,157)	(3)
Preferred stock dividends	3,050	3,050	6,100	6,100
Income tax (benefit) expense	-	(210)	-	(400)
Other (income) expense	(4)	(104)	51	(170)
Gain on sale of assets	-	-	(7,748)	-
Severance	62	-	570	-
Gain on purchase of Copper Beech	(6,393)	-	(28,035)	-
(Income) loss on discontinued operations	-	(1,374)	1,157	(2,313)
Interest expense	9,270	2,950	17,058	6,326
Equity in losses of unconsolidated entities	(790)	891	1,359	572
Depreciation and amortization	27,861	7,253	47,617	14,233
Ground lease expense	120	120	240	237
General and administrative expense	10,423	3,649	18,461	7,155
Write-off of corporate other assets	597	-	1,366	-
Transaction costs	1,640	1,460	3,132	2,045
Property management services	(212)	(327)	(441)	(430)
Total NOI	$25,524	$13,916	$48,420	$27,911
Grove same store properties NOI[2]	$13,496	$12,633	$27,098	$25,447
Wholly owned Copper Beech properties NOI	$8,601	$-	$14,485	$-
New properties NOI[3]	$2,658	$530	$5,347	$952
Grove Pullman and Toledo NOI[4]	$769	$753	$1,490	$1,512

[1] "Same store" properties are the Company's wholly-owned operating properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company and remaining in service through the end of the latest period presented or period being analyzed. "New properties" are the Company's wholly-owned operating properties acquired or placed in service after the beginning of the earliest period presented or period being analyzed.

[2] Includes NOI contribution from Copper Beech at Ames, which was a consolidated JV property until January 30, 2015, at which time the company purchased the remaining equity such that it is now 100% owned.
[3] For the six months ended June 30, 2015 and 2014, includes financial results for The Grove at Denton. The Company acquired its joint venture partner's interest in The Grove at Denton on January 21, 2014. The occupancy data and net operating income related to Denton are included in new properties. Of the $1,042 net operating income for the six months ended June 30, 2014, $952 relates to the Company's 100% ownership and the remaining amount relates to the Company's joint venture ownership.

[4] Includes NOI contribution from the operations of The Grove at Pullman and the Toledo, OH redevelopment, as well as business interruption insurance proceeds from The Grove at Pullman.

CAMPUS CREST COMMUNITIES

WHOLLY OWNED GROVE PROPERTY RESULTS OF OPERATIONS (unaudited)
(in $000s, except bed data)

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change	% Change	2015	2014	Change	% Change

Same store properties (Number of properties)[1,2]	30	30			30	30
Revenue per occupied bed
Rental revenue per occupied bed per month[3]	$529	$500	$28	5.7%	$525	$502	$23	4.7%
Services revenue per occupied bed per month	20	21	(1)	(5.1)%	18	21	(2)	(11.2)%
Total revenue per occupied bed	$549	$521	$27	5.2%	$544	$523	$21	4.0%

Average number of owned beds	16,308	16,308			16,308	16,308
Average physical occupancy	89.2%	89.8%		(0.5)%	90.0%	89.9%		0.0%

Total revenue	$23,871	$22,902	$969	4.2%	$47,945	$45,991	$1,954	4.2%
Property operating expenses	10,375	10,269	106	1.0%	20,848	20,544	304	1.5%
Net operating income	$13,496	$12,633	$863	6.8%	$27,098	$25,447	$1,651	6.5%
Operating margin[4]	56.5%	55.2%		1.3%	56.5%	55.3%		1.2%

New properties (Number of properties)[5,6]	6	1	5		6	1	5
Revenue per occupied bed
Rental revenue per occupied bed per month[3]	$571	$565	$6	1.1%	$570	$565	$4	0.7%
Services revenue per occupied bed per month	16	17	(2)	(9.6)%	15	16	(1)	(3.5)%
Total revenue per occupied bed	$587	$583	$4	0.7%	$585	$581	$4	0.6%

Average number of owned beds	3,689	584			3,689	584
Average physical occupancy	83.4%	95.5%		(12.2)%	83.3%	93.6%		(10.3)%

Total revenue	$5,416	$975	$4,440	455.2%	$10,784	$1,867	$8,917	477.7%
Property operating expenses	2,758	446	2,312	518.9%	5,437	914	4,523	494.7%
Net operating income	$2,658	$530	$2,128	401.7%	$5,347	$952	$4,395	461.7%
Operating margin[4]	49.1%	54.3%		(5.2)%	49.6%	51.0%		(1.4)%

ALL PROPERTIES (Number of properties)	36	31	5		36	31	5
Revenue per occupied bed
Rental revenue per occupied bed per month[3]	$536	$503	$33	6.7%	$533	$504	$29	5.7%
Services revenue per occupied bed per month	19	21	(2)	(8.1)%	18	21	(3)	(13.0)%
Total revenue per occupied bed	$555	$524	$32	6.1%	$551	$525	$26	5.0%

Average number of owned beds	19,997	16,892			19,997	16,892
Average physical occupancy	88.2%	90.0%		(1.8)%	88.7%	90.1%		(1.3)%

Total revenue	$29,286	$23,877	$5,409	22.7%	$58,730	$47,858	$10,872	22.7%
Property operating expenses	13,133	10,714	2,418	22.6%	26,285	21,458	4,826	22.5%
Net operating income	$16,154	$13,163	$2,991	22.7%	$32,445	$26,399	$6,046	22.9%
Operating margin[4]	55.2%	55.1%		0.1%	55.2%	55.2%		0.0%

The Grove at Pullman & Toledo NOI[7]	$769	$753	$16	2.2%	$1,490	$1,512	$(22)	(1.5)%

[1]Excludes financial results from The Grove at Pullman. On July 14, 2013, the Company experienced a fire at this property during development. As of June 2015, all 584 beds were in operation. For comparability of results, Pullman will continue to be excluded until year over year results are not impacted by the business interruption.

[2]Excludes financial results from the Toledo, OH redevelopment property the Company acquired on March 15, 2013.
[3]Beginning with the ‘14/’15 academic year, the Company recognizes revenue for new leases over the term of the lease (typically 11.5 months) rather than in conjunction with the lease payments (typically 12 equal monthly payments). While this policy change will have no cash impact, and will have minimal year-over-year impact on a go-forward basis, the adjustment has the effect of higher reported revenue in three and six months ended June 30, 2015, as compared to prior year.

[4]Operating margin is calculated by dividing NOI for the period by total student housing rental and services revenues for the period.
[5]For the three and six months ended June 30, 2015 and 2014, includes financial results for The Grove at Denton. The Company acquired its joint venture partner's interest in The Grove at Denton on January 21, 2014. The occupancy data and net operating income related to Denton are included in new properties.

[6]For the three and six months ended June 30, 2015, includes financial results for the 2014 wholly-owned and consolidated deliveries (The Grove at Gainesville, The Grove at Grand Forks, The Grove at Slippery Rock, The Grove at Mt. Pleasant and Copper Beech at Ames).

[7]Includes NOI contribution from the operations of The Grove at Pullman and the Toledo, OH redevelopment property.

CAMPUS CREST COMMUNITIES

QUARTERLY WHOLLY OWNED GROVE PROPERTY RESULTS OF OPERATIONS (unaudited)
(in $000s, except bed data)

	Three Months Ended
	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Same store properties (Number of properties)[1,2]	30	30	30	30	30
Revenue per occupied bed
Rental revenue per occupied bed per month[3]	$500	$505	$512	$525	$529
Services revenue per occupied bed per month	21	21	15	17	20
Total revenue per occupied bed	$521	$526	$527	$542	$549

Average number of owned beds	16,308	16,308	16,308	16,308	16,308
Average physical occupancy	89.8%	90.1%	91.6%	90.7%	89.2%

Total revenue	$22,901	$23,171	$24,120	$24,075	$23,871
Property operating expenses	10,269	10,940	10,388	10,473	10,375
Net operating income	$12,632	$12,231	$13,732	$13,602	$13,496
Operating margin[4]	55.2%	52.8%	56.9%	56.5%	56.5%

New properties (Number of properties)[5,6]	1	6	6	6	6
Revenue per occupied bed
Rental revenue per occupied bed per month[3]	$565	$549	$536	$568	$571
Services revenue per occupied bed per month	17	16	12	15	16
Total revenue per occupied bed	$582	$565	$548	$583	$587

Average number of owned beds	584	2,654	3,689	3,689	3,689
Average physical occupancy	95.7%	82.1%	82.9%	83.1%	83.4%

Total revenue	$975	$3,696	$5,027	$5,369	$5,416
Property operating expenses	453	1,294	2,090	2,679	2,758
Net operating income	$522	$2,402	$2,937	$2,689	$2,658
Operating margin[4]	53.5%	65.0%	58.4%	50.1%	49.1%

ALL PROPERTIES (Number of properties)	31	36	36	36	36
Revenue per occupied bed
Rental revenue per occupied bed per month[3]	$503	$511	$516	$533	$536
Services revenue per occupied bed per month	21	20	14	17	19
Total revenue per occupied bed	$524	$531	$530	$549	$555

Average number of owned beds	16,892	18,962	19,997	19,997	19,997
Average physical occupancy	90.0%	89.0%	90.0%	89.3%	88.2%

Total revenue	$23,876	$26,867	$29,148	$29,443	$29,286
Property operating expenses	10,721	12,234	12,478	13,152	13,133
Net operating income	$13,155	$14,633	$16,670	$16,291	$16,154
Operating margin[4]	55.1%	54.5%	57.2%	55.3%	55.2%

The Grove at Pullman & Toledo NOI[7]	$753	$876	$910	$721	$769

[1]Excludes financial results from The Grove at Pullman. On July 14, 2013, the Company experienced a fire at this property during development. As of June 2015, all 584 beds were in operation. For comparability of results, Pullman will continue to be excluded until year over year results are not impacted by the business interruption.
[2]Excludes financial results from the Toledo, OH redevelopment property the Company acquired on March 15, 2013.
[3]Beginning with the ‘14/’15 academic year, the Company recognizes revenue for new leases over the term of the lease (typically 11.5 months) rather than in conjunction with the lease payments (typically 12 equal monthly payments). While this policy change will have no cash impact, and will have minimal year-over-year impact on a go-forward basis, the adjustment has the effect of higher reported revenue in the three and six months ended June 30, 2015, as compared to prior year.
[4]Operating margin is calculated by dividing NOI for the period by total student housing rental and services revenues for the period.
[5]For all periods except June 30, 2014, includes financial results for the 2014 wholly-owned deliveries (The Grove at Gainesville, The Grove at Grand Forks, The Grove at Slippery Rock, The Grove at Mt. Pleasant and Copper Beech at Ames).
[6]For all periods, includes financial results for The Grove at Denton. The Company acquired its joint venture partner's interest in the Grove at Denton on January 21, 2014.
[7]Includes NOI contribution from the operations of The Grove at Pullman and the Toledo, OH redevelopment property.

CAMPUS CREST COMMUNITIES

SAME STORE WHOLLY OWNED GROVE PROPERTY OPERATING EXPENSES (unaudited)
(in $000s, except bed data)

	Three Months Ended June 30, 2015			Three Months Ended June 30, 2014			Y-o-Y Total Change
	Total	% of Total	Per Bed/Month	Total	% of Total	Per Bed/Month	$	%

Payroll	$2,604	25.1%	$53	$2,169	21.1%	$44	$435	20.1%
Marketing	338	3.3%	7	303	2.9%	6	35	11.5%
Office, Administration & Other	567	5.5%	12	654	6.4%	13	(87)	(13.3)%
Bad Debt	518	5.0%	11	358	3.5%	7	160	44.7%
Utilities	3,139	30.3%	64	3,611	35.2%	74	(473)	(13.1)%
Repairs and Maintenance[1]	769	7.4%	16	973	9.5%	20	(204)	(21.0)%
Taxes and Insurance	2,440	23.5%	50	2,201	21.4%	45	239	10.9%
Total	$10,375	100.0%	$212	$10,269	100.0%	$210	$106	1.0%

Same Store
Wholly Owned Beds	16,308			16,308
Wholly Owned Properties	30			30

	Six Months Ended June 30, 2015			Six Months Ended June 30, 2014			Y-o-Y Total Change
	Total	% of Total	Per Bed/Month	Total	% of Total	Per Bed/Month	$	%

Payroll	$4,938	23.7%	$50	$4,338	21.1%	$44	$600	13.8%
Marketing	599	2.9%	6	606	2.9%	6	(6)	(1.1)%
Office, Administration & Other	1,291	6.2%	13	1,308	6.4%	13	(17)	(1.3)%
Bad Debt	1,033	5.0%	11	716	3.5%	7	318	44.4%
Utilities	6,693	32.1%	68	7,228	35.2%	74	(536)	(7.4)%
Repairs and Maintenance[1]	1,448	6.9%	15	1,947	9.5%	20	(499)	(25.6)%
Taxes and Insurance	4,845	23.2%	50	4,401	21.4%	45	444	10.1%
Total	$20,848	100.0%	$213	$20,544	100.0%	$210	$303	1.5%

Same Store
Wholly Owned Beds	16,308			16,308
Wholly Owned Properties	30			30

[1]During the '14/'15 academic year, the Company changed its accounting policy in connection with turn expenses to recognize costs in the period in which they are incurred as compared to its previous policy of accounting for the costs of turn ratably over the twelve month academic year. As a result, on a going forward basis, expenses related to turn will be predominantly recognized during the third quarter of the year.

CAMPUS CREST COMMUNITIES

COPPER BEECH PROPERTY RESULTS OF OPERATIONS (unaudited)

(in $000s, except bed data)

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change	% Change	2015	2014	Change	% Change

Wholly owned same store properties (Number of properties)[1,2]	29	29	-		29	29	-
Revenue per occupied bed
Rental revenue per occupied bed per month	$455	$455	$1	0.1%	$453	$456	$(2)	(0.5)%
Services revenue per occupied bed per month	35	34	1	3.3%	36	32	4	12.7%
Total revenue per occupied bed	$491	$489	$2	0.4%	$489	$487	$2	0.3%

Average number of owned beds	11,520	11,520			11,520	11,520
Average physical occupancy	92.0%	89.2%		2.7%	92.7%	88.8%		3.9%

Total revenue	$15,594	$15,080	$514	3.4%	$31,326	$29,912	$1,414	4.7%
Property operating expenses	6,338	5,713	625	10.9%	12,151	11,357	795	7.0%
Net operating income[3]	$9,256	$9,367	$(110)	(1.2)%	$19,175	$18,556	$620	3.3%
Operating margin[4]	59.4%	62.1%		(2.7)%	61.2%	62.0%		(0.8)%

Joint venture same store properties (Number of properties)[5]	5	5	-		5	5	-
Revenue per occupied bed
Rental revenue per occupied bed per month	$498	$489	$9	1.8%	$497	$489	$8	1.6%
Services revenue per occupied bed per month	34	33	1	4.2%	34	34	0	0.2%
Total revenue per occupied bed	$532	$522	$10	1.9%	$531	$524	$8	1.5%

Average number of owned beds	4,343	4,343			4,343	4,343
Average physical occupancy	94.6%	95.6%		(1.0)%	95.1%	95.0%		0.1%

Total revenue	$6,561	$6,503	$58	0.9%	$13,166	$12,963	$203	1.6%
Property operating expenses	2,244	2,213	32	1.4%	4,188	4,399	(211)	(4.8)%
Net operating income	$4,317	$4,289	$26	0.6%	$8,978	$8,563	$415	4.8%
Operating margin[4]	65.8%	66.0%		(0.2)%	68.2%	66.1%		2.1%

ALL PROPERTIES (Number of properties)	34	34	-		34	34	-
Revenue per occupied bed
Rental revenue per occupied bed per month[3]	$467	$465	$3	0.6%	$465	$465	$0	0.0%
Services revenue per occupied bed per month	35	34	1	3.6%	35	32	3	8.9%
Total revenue per occupied bed	$502	$499	$4	0.8%	$501	$498	$3	0.6%

Average number of owned beds	15,863	15,863			15,863	15,863
Average physical occupancy	92.7%	91.0%		1.7%	93.4%	90.5%		2.9%

Total revenue	$22,155	$21,583	$572	2.7%	$44,492	$42,875	$1,617	3.8%
Property operating expenses	8,582	7,925	657	8.3%	16,339	15,756	584	3.7%
Net operating income	$13,573	$13,657	$(85)	(0.6)%	$28,153	$27,119	$1,033	3.8%
Operating margin[4]	61.3%	63.3%		(2.0)%	63.3%	63.3%		0.0%

1On January 30, 2015, the Company completed the initial closing of the Copper Beech transaction and acquired the sellers' remaining interest in 25 student housing properties of a portfolio consisting of 36 student housing properties. During Q2 2015, the Company acquired the seller's' remaining interest in 4 additional properties. Remaining interest in Copper Beech at Ames was also acquired pursuant to the second amendment and has been included in the wholly owned Grove results of operations as it was historically a consolidated property.

2Excludes financial results from Copper Beech at Kalamazoo- Phase I. Pursuant to the initial closing of the Copper Beech transaction on January 30, 2015, the Company had no ownership interest in the property as of June 30, 2015.

3For the three months ended June 30, 2015, $8,601 and $655 were recorded as consolidated net operating income and investment in unconsolidated entities, respectively. For the six months ended June 30, 2015, $14,485 and $4,690 were recorded as consolidated net operating income and investment in unconsolidated entities, respectively.

4Operating margin is calculated by dividing NOI for the period by total student housing rental and services revenues for the period.

5Includes financial results for Copper Beech at Morgantown, Copper Beech at Harrisonburg, Copper Beech at State College - Parkway Plaza, Copper Beech at Greenville and Copper Beech at Kalamazoo - Phase II.

CAMPUS CREST COMMUNITIES

HSRE AND BEAUMONT JOINT VENTURE AND OTHER PROPERTY RESULTS OF OPERATIONS (unaudited)

(in $000s, except per bed data)

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change	% Change	2015	2014	Change	% Change

HSRE AND BEAUMONT
Same store properties (Number of properties)[1]	6	6	-		6	6	-
Revenue per occupied bed
Rental revenue per occupied bed per month[2]	$548	$524	$24	4.7%	$550	$523	$27	5.2%
Services revenue per occupied bed per month	18	21	(3)	(14.4)%	17	20	(3)	(15.5)%
Total revenue per occupied bed	$566	$544	$21	3.9%	$566	$543	$23	4.2%

Average number of owned beds	3,532	3,532			3,532	3,532
Average physical occupancy	79.8%	78.9%		0.9%	79.6%	78.1%		1.5%

Total revenue	$4,783	$4,549	$234	5.1%	$9,547	$8,977	$571	6.4%
Property operating expenses	2,327	2,310	17	0.7%	4,747	4,576	171	3.7%
Net operating income	$2,456	$2,239	$217	9.7%	$4,801	$4,401	$400	9.1%
Operating margin[3]	51.3%	49.2%		2.1%	50.3%	49.0%		1.3%

NEW PROPERTIES (Number of properties)[4]	5	0	5		5	0	5
Revenue per occupied bed
Rental revenue per occupied bed per month[2]	$872	$0	$872	100.0%	$884	$0	$884	100.0%
Services revenue per occupied bed per month	131	0	131	100.0%	118	0	118	100.0%
Total revenue per occupied bed	$1,003	$0	$1,003	100.0%	$1,002	$0	$1,002	100.0%

Average number of owned beds	4,277	0			4,277	0
Average physical occupancy	38.3%	0.0%		38.3%	35.8%	0.0%		35.8%

Total revenue	$4,925	$0	$4,925	100.0%	$9,219	$0	$9,219	100.0%
Property operating expenses	3,740	0	3,740	100.0%	7,517	0	7,517	100.0%
Net operating income	$1,185	$0	$1,185	100.0%	$1,701	$0	$1,701	100.0%
Operating margin[3]	24.1%	0.0%		24.1%	18.5%	0.0%		18.5%

ALL PROPERTIES (Number of properties)[1,4]	11	6	5		11	6	5
Revenue per occupied bed
Rental revenue per occupied bed per month[2]	$667	$524	$143	27.4%	$668	$523	$145	27.7%
Services revenue per occupied bed per month	59	21	39	188.6%	53	20	33	167.1%
Total revenue per occupied bed	$727	$544	$182	33.5%	$720	$542	$178	32.8%

Average number of owned beds	7,809	3,532			7,809	3,532
Average physical occupancy	57.0%	78.9%		(21.8)%	55.6%	78.1%		(22.5)%

Total revenue	$9,708	$4,549	$5,159	113.4%	$18,766	$8,977	$9,789	109.1%
Property operating expenses	6,067	2,310	3,757	162.7%	12,264	4,576	7,688	168.0%
Net operating income	$3,641	$2,239	$1,402	62.6%	$6,502	$4,401	$2,101	47.7%
Operating margin[3]	37.5%	49.2%		(11.7)%	34.6%	49.0%		(14.4)%

Preferred investments[5,6]	$7,323	$2,682	$4,640		$7,323	$2,682	$4,640

1Excludes The Grove at Denton; the Company acquired its joint venture partner's interest in this property on January 21, 2014. Also excludes financial results from The Grove at Stillwater, The Grove at Conway and The Grove at Lawrence. The properties were sold during 1Q 2015.

2Beginning with the ‘14/’15 academic year, the Company recognizes revenue for new leases over the term of the lease (typically 11.5 months) rather than in conjunction with the lease payments (typically 12 equal monthly payments). While this policy change will have no cash impact, and will have minimal year-over-year impact on a go-forward basis, the adjustment related to changing the policy has the effect of higher reported revenue in the three months and six months ended June 30, 2015, as compared to prior year.

3Operating margin is calculated by dividing NOI for the period by total student housing rental and services revenues for the period. Expenses include property management fees as compared to prior year.

4For the three and six months endedJune 30, 2015, includes financial results for the 2014 joint venture deliveries (The Grove at Greensboro, The Grove at Louisville, evo at Cira Centre South, evo Centre-Ville and evo Vieux-Montreal).

5As of June 30, 2015, the Company held preferred investments in The Grove at Indiana, The Grove at Greensboro and The Grove at Louisville of approximately $7,323. These preferred interests entitle the Company to a 9.0% return on the investment but otherwise do not change its effective ownership interest in these properties.

6As of June 30, 2014, the Company held preferred investment in The Grove at Indiana of approximately $2,682. This preferred interest entitles the Company to a 9.0% return on the investment but otherwise does not change its effective ownership interest in this property.

CAMPUS CREST COMMUNITIES

CAPITAL STRUCTURE AS OF JUNE 30, 2015

(in $000s, except per share data)

Closing common stock price at June 30, 2015	$5.54

Common stock	64,542
Operating partnership units	12,809
Restricted stock	234
Total shares and units outstanding	77,585

Total equity market value	$429,820
Total preferred equity outstanding[1]	152,500
Total consolidated debt outstanding	958,043
Total market capitalization	$1,540,363

Debt to total market capitalization[3,4]	62.2%
Debt to gross assets[2,3,4]	55.0%

Total number of unencumbered operating properties	30

			Weighted	Average
	Principal	% of Total	Average	Years to
Wholly Owned Debt[3,4]	Outstanding	Principal Outstanding	Interest Rate	Maturity

Fixed rate mortgage loans	$410,109	42.8%	5.4%	2.6
Variable rate mortgage loan	16,484	1.7%	2.3%	1.7
Construction loans	163,128	17.0%	2.3%	1.5
Variable rate credit facility	263,500	27.5%	2.2%	1.6
Exchangeable notes[5]	97,757	10.2%	5.5%	3.3
Other debt[6]	7,065	0.7%	3.39%	6.0
Total/Weighted Average	$958,043	100.0%	3.97%	2.2

18.00% Series A cumulative redeemable preferred stock redeemable February 2017.

2Gross assets is defined as total assets plus accumulated depreciation, as reported in the Company's June 30, 2015 consolidated balance sheet.

3Excludes debt associated with Copper Beech, HSRE and Beaumont joint ventures. See page 15 for details related to this debt. The Company is the guarantor of certain of these loans.

4Wholly owned debt reflects principal balance, excluding impact of fair value debt and purchase accounting adjustments as reflected on the consolidated balance sheet.

5Senior unsecured exchangeable notes, maturity in October 2018.

6Includes $4,342 Line of Credit assumed as part of the Copper Beech transaction and $2,308 bond assumed as a part of the purchase of the Flagstaff, AZ property.

CAMPUS CREST COMMUNITIES

OUTSTANDING DEBT AND MATURITY SCHEDULE

(in $000s)

	Principal Balance at		Maturity	Years to
Consolidated Debt	6/30/2015	Interest Rate	Date	Maturity	Notes

Corporate debt

Citi Credit facility & Term Loan	$263,500	2.22%	1/8/2017	1.6	One twelve month extension option

Exchangeable Notes[1]	97,757	5.53%	10/9/2018	3.3

Other debt[2]	7,065	3.39%	6/12/2021	6.0

Wholly Owned Construction loans - Grove

The Grove at Pullman, WA	$10,886	2.39%	9/5/2016	1.2	Two twelve month extension option
The Grove at Slippery Rock, PA	17,738	2.34%	6/21/2016	1.0	Two twelve month extension option
The Grove at Muncie, IN	13,892	2.44%	7/3/2016	1.0	Two twelve month extension option
The Grove at Ft. Collins, CO	19,073	2.09%	7/13/2016	1.1	Two twelve month extension option
The Grove at Grand Forks, ND	15,414	2.19%	2/5/2017	1.6	One eighteen month extension option
The Grove at Gainesville, FL	25,593	2.34%	3/13/2017	1.7	Sixty to one hundred twenty days extension option
Copper Beech at Ames, IA	22,051	2.44%	5/2/2017	1.9	Two twelve month extension option
Vivo at Toledo, OH	4,377	2.34%	11/25/2017	2.4	Thirty to ninety days extension option

Wholly Owned Construction loans - Copper Beech

Statesboro, GA Phase II	$9,255	2.69%	11/1/2016	1.4
CMU Phase II—Mount Pleasant, MI	9,101	2.69%	2/1/2017	1.6
Auburn, AL	15,750	2.19%	2/6/2017	1.6

Sub Total[3]	$163,128	2.34%		1.5

Wholly Owned Mortgage loans - Grove

The Grove at Milledgeville, GA	$15,531	6.12%	10/1/2016	1.3	Principal and interest
The Grove at Carrollton, GA	14,002	6.13%	10/11/2016	1.3	Principal and interest
The Grove at Las Cruces, NM	14,471	6.13%	10/11/2016	1.3	Principal and interest
The Grove at Denton, TX	16,484	2.34%	3/1/2017	1.7	Principal and interest, floating rate
The Grove at Asheville, NC	14,201	5.77%	4/11/2017	1.8	Principal and interest
The Grove at Ellensburg, WA	15,727	5.10%	9/1/2018	3.2	Principal and interest
The Grove at Nacogdoches, TX	16,729	5.01%	9/1/2018	3.2	Principal and interest
The Grove at Greeley, CO	14,817	4.29%	10/1/2018	3.3	Principal and interest
The Grove at Clarksville, TN	16,097	4.03%	7/1/2022	7.1	Principal and interest
The Grove at Columbia, MO	22,509	3.83%	7/1/2022	7.1	Principal and interest
The Grove at Statesboro, GA	17,971	4.01%	1/1/2023	7.6	Principal and interest

Wholly Owned Mortgage loans - Copper Beech

IUP Phase II - Indiana	$5,870	5.90%	10/1/2015	0.3	Principal and interest
CMU Phase I - Mount Pleasant, MI	18,000	5.47%	10/1/2015	0.3	Principal and interest
Bowling Green Phase I	12,167	5.63%	10/1/2015	0.3	Principal and interest
Copper Beech I - State College	4,938	5.61%	2/11/2016	0.6	Principal and interest
IUP Buy - Indiana	2,316	5.45%	6/6/2016	1.0	Principal and interest
San Marcos, TX Phase I	32,851	5.45%	6/6/2016	1.0	Principal and interest
Bloomington	10,389	6.22%	10/1/2016	1.3	Principal and interest
Allendale Phase I	22,697	5.98%	10/1/2016	1.3	Principal and interest
Columbia, MO	23,452	6.22%	10/1/2016	1.3	Principal and interest
Radford	11,849	5.99%	11/6/2016	1.4	Principal and interest
IUP Phase I - Indiana	6,500	2.15%	6/2/2017	2.0	Principal and interest
Allendale Phase II	11,521	6.27%	9/6/2017	2.2	Principal and interest
Columbia, SC Phase I	35,772	6.27%	9/6/2017	2.2	Principal and interest
Statesboro, GA Phase I	29,964	5.81%	10/6/2017	2.3	Principal and interest
Copper Beech II - State College	8,383	5.97%	8/1/2019	4.1	Principal and interest
Columbia, SC Phase II	5,863	5.41%	8/1/2020	5.2	Principal and interest
Oakwood - State College	5,524	4.99%	10/1/2020	5.3	Principal and interest

Sub Total[3]	$426,593	5.33%		2.6

Total / Weighted Average[3]	$958,043	3.97%		2.2

1Senior unsecured exchangeable notes, maturity in October 2018.

2Includes $4,342 Line of Credit assumed as part of the Copper Beech transaction and $2,308 bond assumed as a part of the purchase of the Flagstaff, AZ property.

3Wholly owned debt reflects principal balance, excluding impact of fair value debt and purchase accounting adjustments as reflected on the consolidated balance sheet.

CAMPUS CREST COMMUNITIES

OUTSTANDING DEBT AND MATURITY SCHEDULE - JOINT VENTURE

(in $000s)

		Principal Balance		Maturity	Years to
Property	Ownership	6/30/2015	Interest Rate	Date	Maturity	Notes

The Grove at Fayetteville, AR1	10.0%	19,015	2.94%	7/20/2015	0.1	Interest only
The Grove at Norman, OK1	20.0%	15,371	2.84%	8/7/2015	0.1	Interest only
The Grove at Laramie, WY1,2	10.0%	17,211	2.84%	9/30/2015	0.3	Interest only
The Grove at San Angelo, TX1,2	50.0%	11,166	2.69%	9/30/2015	0.3	Interest only
The Grove at State College, PA2	20.0%	18,619	2.24%	9/30/2016	0.3	Interest only
Copper Beech at State College, PA - Parkway Plaza[3]	48.0%	18,097	5.24%	10/1/2015	0.3	Principal and interest
The Grove at Indiana, PA2	20.0%	17,217	2.44%	12/19/2015	0.5	Interest only
evo Centre-Ville and evo Vieux-Montreal[2]	47.0%	87,848	5.68%	1/13/2016	0.5	Interest only
Copper Beech at Morgantown, WV	48.0%	34,465	5.45%	6/6/2016	0.9	Principal and interest
Copper Beech at Harrisonburg, VA	48.0%	53,136	5.45%	6/6/2016	0.9	Principal and interest
evo at Cira Centre South[2]	30.0%	96,187	2.39%	7/25/2016	1.1	Interest only
The Grove at Louisville, KY2	30.0%	26,264	2.44%	9/6/2016	1.2	Interest only
The Grove at Greensboro, NC2	30.0%	18,428	2.29%	9/30/2018	3.3	Interest only
Copper Beech at Greenville, NC	48.0%	46,370	5.34%	9/1/2020	5.2	Principal and interest
Copper Beech at Kalamazoo, MI - Phase II	48.0%	7,773	5.68%	10/1/2020	5.3	Principal and interest

Total / Weighted Average		$487,169	4.02%		1.3

Note: The Company's pro rata share of HSRE and Beaumont joint venture debt as of June 30, 2015 was $103,000. Pro rata share of Copper Beech joint venture debt as of June 30, 2015 was $76,724.

1 The Fayetteville loan was refinanced in conjunction with the Company's purchase of its JV partner's interest in August 2015. The Norman loan was repaid in conjunction with the Company's sale of its interest to its JV partner in August 2015. The San Angelo loan was repaid in conjunction with the JV's sale of the property in September 2015. The Laramie loan was repaid in conjunction with the Company's sale of its interest to its JV partner in September 2015.

2Footnote indicates the Company is a guarantor of the loan.

CAMPUS CREST COMMUNITIES

GROVE PORTFOLIO OVERVIEW AND OCCUPANCY

							Occupancy, as of
			Year Opened/				June 30,
Property	Grouping[1]	Primary University	Acquired	Properties	Units	Beds	2015	2014	Change

Wholly Owned Operating Properties - Grove
The Grove at Asheville, NC	(A)	UNC - Asheville	2005		154	448	97.8%	98.4%	(0.6)%
The Grove at Carrollton, GA	(A)	University of West Georgia	2006		168	492	90.2%	97.4%	(7.1)%
The Grove at Las Cruces, NM	(A)	New Mexico State University	2006		168	492	84.3%	81.7%	2.6%
The Grove at Milledgeville, GA	(A)	Georgia College & State University	2006		168	492	99.4%	98.4%	1.0%
The Grove at Abilene, TX	(A)	Abilene Christian University	2007		192	504	91.7%	97.2%	(5.6)%
The Grove at Ellensburg, WA	(A)	Central Washington University	2007		192	504	93.5%	97.8%	(4.4)%
The Grove at Greeley, CO	(A)	University of Northern Colorado	2007		192	504	93.8%	99.2%	(5.4)%
The Grove at Mobile, AL--Phase I & II2	(A)	University of South Alabama	2007/2008		384	1,008	82.9%	84.5%	(1.6)%
The Grove at Nacogdoches, TX--Phase I & II2	(A)	Stephen F. Austin State Univ.	2007/2012		260	682	83.1%	89.3%	(6.2)%
The Grove at Cheney, WA	(A)	Eastern Washington University	2008		192	512	95.3%	93.8%	1.6%
The Grove at Lubbock, TX	(A)	Texas Tech University	2008		192	504	93.5%	93.1%	0.4%
The Grove at Stephenville, TX	(A)	Tarleton State University	2008		192	504	52.4%	59.1%	(6.7)%
The Grove at Troy, AL	(A)	Troy University	2008		192	514	92.2%	93.0%	(0.8)%
The Grove at Waco, TX	(A)	Baylor University	2008		192	504	89.1%	89.1%	0.0%
The Grove at Murfreesboro, TN	(A)	Middle Tennessee State University	2009		186	504	92.3%	96.4%	(4.2)%
The Grove at San Marcos, TX	(A)	Texas State University	2009		192	504	100.0%	98.4%	1.6%
The Grove at Moscow, ID	(A)	University of Idaho	2009		192	504	88.5%	95.4%	(6.9)%
The Grove at Huntsville, TX	(A)	Sam Houston State University	2010		192	504	99.0%	99.4%	(0.4)%
The Grove at Statesboro, GA	(A)	Georgia Southern University	2010		200	536	81.5%	74.6%	6.9%
The Grove at Ames, IA	(A)	Iowa State University	2011		216	584	95.5%	99.7%	(4.1)%
The Grove at Clarksville, TN	(A)	Austin Peay State University	2011		208	560	69.1%	83.4%	(14.3)%
The Grove at Columbia, MO	(A)	University of Missouri	2011		216	632	69.8%	62.3%	7.4%
The Grove at Ft. Wayne, IN	(A)	Indiana University-Purdue University Ft. Wayne	2011		204	540	85.2%	93.9%	(8.7)%
The Grove at Valdosta, GA	(A)	Valdosta State University	2011		216	584	91.4%	92.3%	(0.9)%
The Grove at Denton, TX	(A)	University of North Texas	2011		216	584	100.0%	95.7%	4.3%
The Grove at Auburn, AL	(A)	Auburn University	2012		216	600	98.3%	99.7%	(1.3)%
The Grove at Flagstaff, AZ	(A)	Northern Arizona University	2012		216	584	95.4%	97.4%	(2.1)%
The Grove at Orono, ME	(A)	University of Maine	2012		188	620	98.7%	90.0%	8.7%
The Grove at Ft. Collins, CO	(A)	Colorado State University	2013		218	612	100.0%	99.3%	0.7%
The Grove at Muncie, IN	(A)	Ball State University	2013		216	584	76.5%	70.2%	6.4%
The Grove at Pullman, WA3	(A)	Washington State University	2013		216	584	98.1%	48.1%	49.9%
The Grove at Flagstaff, AZ - Phase II2	(A)	Northern Arizona University	2013		54	192	94.3%	99.0%	(4.7)%
The Grove at Gainesville, FL	(B)	University of Florida	2014		256	682	57.8%	n/a	n/a
The Grove at Grand Forks, ND	(B)	University of North Dakota	2014		224	600	99.5%	n/a	n/a
The Grove at Mt. Pleasant, MI	(B)	Central Michigan University	2014		224	584	74.3%	n/a	n/a
The Grove at Slippery Rock, PA	(B)	Slippery Rock University	2014		201	603	84.4%	n/a	n/a
Total - Wholly Owned Operating Properties - Grove				36	7,305	19,945	88.1%	89.0%	(0.9)%

1 Groupings detailed as follows: (A) reflects the same store properties as of June 30, 2015; (B) reflects the 2014 development deliveries.

2The Grove at Flagstaff, AZ - Phase I & II are counted as two properties in the Company's property count. The Grove at Nacogdoches, TX - Phase II and The Grove at Mobile, AL--Phase II are not counted as separate assets from Phase I of each respective asset.

3 On July 14, 2013, the Company experienced a fire at this development property. As of June 30, 2015, all 584 beds are in operation.

CAMPUS CREST COMMUNITIES

COPPER BEECH PORTFOLIO OVERVIEW AND OCCUPANCY1

							Occupancy, as of
			Year Opened/				June 30,
Property	Grouping	Primary University	Acquired	Properties	Units	Beds	2015	2014	Change

Wholly Owned Operating Properties - Copper Beech
Copper Beech at Bloomington, IN - Colonial Crest	(A)	Indiana University	1970		206	402	86.1%	80.6%	5.5%
Copper Beech at Indiana, PA - IUP I	(A)	Indiana University of Pennsylvania	1971		95	239	95.4%	95.4%	0.0%
Copper Beech at Indiana, PA - IUP II	(A)	Indiana University of Pennsylvania	1973		72	172	100.0%	91.3%	8.7%
Copper Beech at Indiana, PA - IUP Buy	(A)	Indiana University of Pennsylvania	1975		43	76	92.1%	92.1%	0.0%
Copper Beech at State College, PA - CB I	(A)	Penn State University	1996		59	177	98.3%	90.4%	7.9%
Copper Beech at State College, PA - CB II	(A)	Penn State University	1998		87	257	95.7%	93.8%	1.9%
Copper Beech at State College, PA - Oakwood	(A)	Penn State University	2000		48	144	100.0%	81.3%	18.8%
Copper Beech at Harrisonburg, VA - Grand Duke	(A)	James Madison University	2001		120	124	96.0%	96.8%	(0.8)%
Copper Beech at State College, PA - Oak Hill	(A)	Penn State University	2003		106	318	97.2%	79.6%	17.6%
Copper Beech at State College, PA - Northbrook Greens	(A)	Penn State University	2003		166	250	99.6%	98.4%	1.2%
Copper Beech at West Lafayette, IN – Klondike	(A)	Purdue University	2003		219	486	83.7%	85.8%	(2.1)%
Copper Beech at West Lafayette, IN – Baywater	(A)	Purdue University	2004		137	488	69.5%	97.3%	(27.9)%
Copper Beech at Radford, VA	(A)	Radford University	2005		222	500	99.6%	94.0%	5.6%
Copper Beech at Bloomington, IN	(A)	Indiana University	2005		107	297	78.1%	75.4%	2.7%
Copper Beech at Mount Pleasant, MI - Phase I	(A)	Central Michigan University	2005		204	632	91.0%	100.0%	(9.0)%
Copper Beech at Bowling Green, OH - Phase I	(A)	Bowling Green University	2005		128	400	97.8%	97.3%	0.5%
Copper Beech at Fresno, CA	(A)	California State University at Fresno	2006		178	506	94.3%	94.9%	(0.6)%
Copper Beech at Allendale, MI - Phase I	(A)	Grand Valley State University	2006		206	614	99.5%	99.7%	(0.2)%
Copper Beech at Columbia, MO	(A)	University of Missouri	2006		214	654	86.9%	96.6%	(9.8)%
Copper Beech at Bowling Green, OH - Phase II	(A)	Bowling Green University	2007		72	216	98.6%	95.4%	3.2%
Copper Beech at Allendale, MI - Phase II	(A)	Grand Valley State University	2007		82	290	100.0%	99.7%	0.3%
Copper Beech at Columbia, SC - Phase I	(A)	University of South Carolina	2007		278	824	88.1%	95.8%	(7.6)%
Copper Beech at Statesboro, GA - Phase I	(A)	Georgia Southern University	2007		246	754	91.6%	64.3%	27.3%
Copper Beech at Columbia, SC - Phase II	(A)	University of South Carolina	2008		72	178	94.9%	96.6%	(1.7)%
Copper Beech at Auburn, AL	(A)	Auburn University	2009		271	754	87.3%	79.4%	7.8%
Copper Beech at San Marcos, TX - Phase I	(A)	Texas State University	2011		273	840	87.4%	89.3%	(1.9)%
Copper Beech at San Marcos, TX - Phase II	(A)	Texas State University	2012		142	410	88.8%	91.2%	(2.4)%
Copper Beech at Mount Pleasant, MI - Phase II	(A)	Central Michigan University	2013		119	256	99.2%	36.3%	62.9%
Copper Beech at Statesboro, GA - Phase II	(A)	Georgia Southern University	2013		82	262	97.3%	43.9%	53.4%
Copper Beech at Ames, IA	(B)	Iowa State University	2014		219	636	85.4%	n/a	n/a

Sub-Total / Weighted Average				30	4,473	12,156	90.9%	87.8%	3.1%

Joint Venture Operating Properties - Copper Beech
Copper Beech at State College, PA - Parkway Plaza	(A)	Penn State University	1967		429	633	97.5%	90.0%	7.4%
Copper Beech at Harrisonburg, VA	(A)	James Madison University	2008		414	1,218	97.7%	99.1%	(1.4)%
Copper Beech at Greenville, NC	(A)	East Carolina University	2008		439	1,232	91.8%	94.2%	(2.4)%
Copper Beech at Kalamazoo, MI - Phase II	(A)	Western Michigan University	2008		115	340	68.5%	71.8%	(3.2)%
Copper Beech at Morgantown, WV	(A)	West Virginia University	2010		335	920	96.8%	98.7%	(1.8)%

Total - Copper Beech Portfolio				35	6,205	16,499	91.6%	89.6%	2.0%

CAMPUS CREST COMMUNITIES

HSRE AND BEAUMONT PORTFOLIO OVERVIEW AND OCCUPANCY (cont'd)

							Occupancy, as of
			Year Opened/				June 30,
Property	Grouping[1]	Primary University	Acquired	Properties	Units	Beds	2015	2014	Change

HSRE and Beaumont Joint Venture Operating Properties
The Grove at San Angelo, TX	(A)	Angelo State University	2009		192	504	96.0%	99.8%	(3.8)%
The Grove at Fayetteville, AR	(A)	University of Arkansas	2012		232	632	71.5%	56.5%	15.0%
The Grove at Laramie, WY	(A)	University of Wyoming	2012		224	612	79.2%	84.8%	(5.6)%
The Grove at Indiana, PA	(A)	Indiana University of Pennsylvania	2013		224	600	63.7%	87.2%	(23.5)%
The Grove at Norman, OK	(A)	University of Oklahoma	2013		224	600	79.0%	83.7%	(4.7)%
The Grove at State College, PA	(A)	Penn State University	2013		216	584	99.0%	74.0%	25.0%
The Grove at Greensboro, NC	(B)	University of North Carolina at Greensboro	2014		216	584	57.4%	n/a	n/a
The Grove at Louisville, KY	(B)	University of Louisville	2014		252	656	69.5%	n/a	n/a
evo at Cira Centre South	(B)	University of Pennsylvania / Drexel University	2014		344	850	60.4%	n/a	n/a
evo Centre-Ville	(B)	Concordia University / McGill University / (ÉTS)	2014		715	1,294	13.7%	n/a	n/a
evo Vieux-Montreal	(B)	McGill University	2014		488	929	16.2%	n/a	n/a

Total - Joint Venture Operating Properties				11	3,327	7,845	57.2%	80.3%	(23.1)%

Total Operating Properties[2]				82	16,837	44,289	83.9%	88.4%	(4.5)%

Same Store Properties (A)
Wholly-Owned				61	10,654	28,996	90.1%	88.5%	1.6%
Joint Venture				11	3,044	7,875	87.8%	87.9%	(0.1)%
Total - Same Store				72	13,698	36,871	89.6%	88.4%	1.2%

2014 Deliveries (B)
Wholly-Owned				5	1,124	3,105	79.8%	0.0%	79.8%
Joint Venture				5	2,015	4,313	37.8%	0.0%	37.8%
Total - 2014 Deliveries				10	3,139	7,418	55.4%	0.0%	55.4%

1 Groupings detailed as follows: (A) reflects the same store properties as of June 30, 2015; (B) reflects the 2014 development deliveries.

2 The redevelopment of the 100% owned property in Toledo, OH is excluded. The Grove at Denton is included for purposes of this presentation. The Company acquired its joint venture partner's interest in the Grove at Denton on January 21, 2014. The occupancy data related to Denton is included in 2014 deliveries.

CAMPUS CREST COMMUNITIES

INVESTOR INFORMATION

Executive Management

David Coles	Interim Chief Executive Officer
Aaron Halfacre	President and Chief Investment Officer
John Makuch	Interim Chief Financial Officer
Scott Rochon	Chief Accounting Officer

Corporate Headquarters	Investor Relations

2100 Rexford Road #414	(704) 496-2571
Charlotte, NC 28211	investor.relations@campuscrest.com
(704) 496-2500

Covering Analysts

Barclays Capital Inc.	Ross Smotrich	(212) 526-2306	ross.smotrich@barclays.com
Citigroup Global Markets Inc.	Michael Bilerman / Nick Joseph	(212) 816-1383 / (212) 816-1909	michael.bilerman@citi.com / nicholas.joseph@citi.com
Raymond James & Associates	Paul D. Puryear / Buck Horne	(727) 567-2253 / (727) 567-2561	paul.puryear@raymondjames.com / buck.horne@raymondjames.com
Sidoti & Company, LLC	Jeff Lau	(212) 453-7029	jlau@sidoti.com
Bank of America Merrill Lynch	Jana Galan / Jane Wong	(646) 855-3081 / (646) 855-3378	jana.galan@baml.com / jane.wong1@baml.com
Wunderlich Securities	Craig Kucera	(540) 277-3366	ckucera@wundernet.com

CAMPUS CREST COMMUNITIES

FORWARD - LOOKING STATEMENTS

This document, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements in this press release include, among others, the performance of properties in occupancy and yield targets, outlook and guidance for full year 2013 FFO and the related underlying assumptions, growth and development opportunities, leasing activities, financing strategies, and development and construction projects. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control that may cause actual results to differ significantly from those expressed in any forward-looking statement. All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, except as otherwise required by federal securities laws, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the risk factors discussed in the Company’s most recent Annual Report on Form 10-K, as updated in the Company’s Quarterly Reports on Form 10-Q.